SHAREHOLDERS AGREEMENT

THIS AGREEMENT dated February 12, 2007 is made among MobilMedia Holding AG (“MobilMedia”), Sotech, Inc. (“Sotech”) and Qporter Inc. (the “Company”) and WITNESSES THAT WHEREAS:

A.

The Company was incorporated under Nevada law on January 25, 2007;

B.

Pursuant to a technology transfer agreement dated the 7th day of February, 2007 (the “Technology Transfer Agreement”), MobilMedia sold to the Company all Technology (as described in the Technology Transfer Agreement), in exchange for 100 Common shares in the capital of the Company;

C.

On February 7, 2007 Sotech subscribed for and was issued 100 Common shares in the capital of the Company for the Subscription Price;

D.

Sotech agrees to invest US$1,250,000 on the closing date of this agreement.  The Shareholders and the Company agree that US$625,000.00 of this investment will be paid by the Company to MobilMedia in accordance with Section 3.2 of this Agreement and the balance of the investment will be deposited in the Company’s bank account;

E.

Sotech has agreed to invest up to an additional US$1,250,000.00 in the Business of the Company upon the satisfaction of certain conditions pursuant to Section 3.3 of this Agreement;

F.

MobilMedia and Sotech are the owners of all of the issued and outstanding Shares of the Company; and

G.

The Shareholders wish to enter into this Agreement to provide for certain matters of mutual interest with respect to the Company and to define their respective rights and obligations with regard to the Company,

THEREFORE, in consideration of the mutual covenants and agreements set forth in this Agreement (including without limitation the investment by Sotech as described in Section 3.3) and for other good and valuable consideration (the receipt and sufficiency of which are hereby acknowledged), the parties hereby agree as follows:

1.

INTERPRETATION

1.1

Wherever used in this Agreement, unless the context otherwise requires, the following words and terms will have the respective meanings ascribed to them as follows:

(a)

“Auditors” means the auditors of the Company from time to time or where the Company does not have auditors, its external accountants;

(b)

“Articles” means the Articles of Incorporation of the Company as may be amended from time to time;

(c)

“Board” means the board of directors of the Company;

(d)

“Business” means the Business of the Company being the development and commercialization of XMS, the multimedia based chatting tool for mobile phones and desktop PCs owned by MobilMedia, and any other Business which the Company may engage in accordance with this Agreement and the Articles;

(e)

“Business Day” means any day except Saturday, Sunday or statutory holidays in Nevada;

(f)

“Company” means Qporter Inc.;

(g)

“Control” and the related terms “Controlling” and “Controlled by”, where used in connection with a corporation, means:

(i)

the right to exercise a majority of the votes which may be voted at a general meeting of such corporation; or

(ii)

the right to elect or appoint directly or indirectly a majority of the directors of such corporation or other persons who have the right to manage or supervise the management of the affairs and business of the corporation;

(h)

“Default” means an event where a Shareholder:

(i)

fails to observe, perform or carry out any of its obligations hereunder and such failure continues for  days after the non-defaulting Shareholder has in writing demanded that such failure be cured;

(ii)

fails to take reasonable actions to prevent or defend assiduously any action or proceeding in relation to any of its Interest for seizure, execution or attachment or which claims possession, sale, foreclosure, the appointment of a receiver or receiver-manager of its assets, or forfeiture or termination, of or against any of the Interest of the Defaulting Shareholder and such failure continues for  days after the non-defaulting Shareholder has in writing demanded that the same be taken or the Defaulting Shareholder fails to defend successfully any such action or proceeding;

(iii)

becomes a bankrupt or commits an act of bankruptcy or if a receiver or a receiver-manager of his, her or its assets is appointed or makes a proposal or an assignment for the benefit of creditors or otherwise; or

(iv)

fails to maintain in good standing with the Registrar of Companies and such failure continues for 10 days after the non-defaulting Shareholder has in writing demanded that such failure be cured;

(i)

“Defaulting Shareholder” means any Shareholder who is in Default;

(j)

“Encumbrance” means, whether or not registered or recorded, any and all:

(i)

mortgages, assignments of rent, liens, licenses, leases, charges, security interests, hypothecs, and pledges whether fixed or floating against property (whether real, personal, mixed, tangible or intangible), or conditional sales contracts or title retention agreements or equipment trusts or financing leases relating thereto, or any subordination to any right or claim of others in respect thereof;

(ii)

adverse claims existing, pending or, to the knowledge of the applicable Person, threatened;

(iii)

claims, interests and estates against or in property (whether real, personal, mixed, tangible or intangible) including easements, rights-of-way, servitudes or other similar rights in property granted to or reserved or taken by any Person or any Governmental Authority;

(iv)

any option or other right to acquire, or acquire any interest in, any property; and

(v)

any other security interest, lien, charge or encumbrance of whatsoever nature and kind and whether known or unknown;

(k)

“Governmental Authority” means any domestic or foreign government, whether federal, provincial, state, territorial, local, regional, municipal or other political jurisdiction, and any agency or authority, instrumentality, court, tribunal, board, commission, bureau, arbitrator, arbitration tribunal or other tribunal, or any quasi-governmental or other entity, insofar as it exercises a legislative, judicial, regulatory, administrative, expropriation or taxing power or function of or pertaining to government;

(l)

“Holdco” has the meaning ascribed to such term by Section 4.2;

(m)

“Indemnitor” has the meaning ascribed to such term by Section 3.6;

(n)

“Interest” means all the right, title and interest of a Shareholder in and to any of the Shares, any Shareholder Loans and any accrued interest thereon, any other right or claim a Shareholder may have against the Company as a shareholder and the Shareholder’s Interest in and to this Agreement;

(o)

“notice” has the meaning ascribed to such term by Section 9.1;

(p)

“Person” means an individual, corporation, limited liability company, firm, unincorporated organization, general or limited partnership, joint venture, trust, Governmental Authority or other entity or organization, whether or not recognized as a legal entity;

(q)

 “Prime Rate” means that certain annual variable rate of interest published or declared by the Company’s main bank, or such other bank as may be appointed by the Shareholders from time to time as the Company’s main bank from time to time, at its main branch in Las Vegas which is used to determine the interest rate it will charge for United States dollar loans made in the United States, and is designated by the Company’s main bank, or such other bank as may be appointed by the Shareholders from time to time as the Company’s main bank, as its Prime Rate;

(r)

“Pro Rata” means in accordance with the percentage Share ownership of each Shareholder determined by dividing the number of Shares held by each Shareholder respectively, by the total number of Shares held by all Shareholders;

(s)

“MobilMedia” means Mobilmedia Holding AG;

(t)

“Sotech” means SOTECH, Inc.;

(u)

“Shareholders”, at any time, means the Persons who are, at that time, the registered owners of one or more Shares as indicated in the Company’s central securities register and have become a party to this Agreement, and “Shareholder” means any one of them;

(v)

“Shareholder Loans” means at the relevant time any amounts advanced by a Shareholder together with any accrued but unpaid interest on an amount to the Company and which remains outstanding at such time;

(w)

“Shares” means the shares set out in Schedule A, together with all Shares issued by the Company in exchange or substitution therefor or in addition thereto;

(x)

“Subscription Price” means US$1,250,000.00;

(y)

“Subsidiary” means a corporation that a parent corporation Controls;

(z)

“Technology Transfer Agreement” has the meaning ascribed to such term by Recital B;

(aa)

“Third Party” means any Person other than those parties to this Agreement; and

(bb)

“Transfer” includes:

(i)

any direct or indirect sale, exchange, assignment, gift, bequest, disposition or other arrangement by which possession, legal title or beneficial ownership passes from one Person to another, or to the same Person in a different capacity other than a disposition by way of Encumbrance, or

(ii)

any disposition by way of option, right or privilege capable of becoming an agreement or option,

whether or not voluntarily and whether or not for value, and any agreement to effect any of the foregoing, and the words “Transferred”, “Transferring” and similar words have corresponding meanings.

1.2

The terms “this Agreement”, “hereof”, “herein”, “hereby”, “hereto”, and similar terms refer to this Agreement, including the Schedules hereto and any amendments hereto, and not to any particular Section, or other part of this Agreement.  References to particular Sections are to Sections of this Agreement unless another document is specified.

1.3

Unless otherwise provided, all dollar amounts referred to in this Agreement are in lawful money of the United States.

1.4

All accounting terms not defined in this Agreement will have those meanings generally ascribed to them in accordance with generally accepted accounting principles, consistently applied.

1.5

The headings appearing in this Agreement have been inserted for convenience of reference only and in no way define, limit, or enlarge the scope or meaning of the provisions of this Agreement.  All references to any party, whether a party to this Agreement or not, will be read with such changes in number and gender as the context or reference requires.

2.

CONDUCT OF THE AFFAIRS OF THE COMPANY

2.1

The Shareholders will vote their Shares so that the Board will be comprised of two directors and so that one nominee of each of the Shareholders is a director of the Company.  Subject to Section 2.2, if a position on the Board is open for any reason whatsoever, the Shareholder whose nominee formerly occupied such position will be entitled to nominate a new director to fill such vacancy.

2.2

If a Shareholder is a Defaulting Shareholder or a Shareholder’s director nominee fails to vote and act as a director to ensure that the Company carries out its obligations under this Agreement, then the Shareholders will exercise their right as shareholders of the Company in accordance with the Articles and applicable laws and regulations to remove such Shareholder’s nominee from the Board and, at the option of the remaining directors, will either:

(a)

appoint or elect another individual in his or her place and such individual need not be a nominee of the Shareholder whose director nominee was removed in accordance with this Section 2.2; or

(b)

reduce the number of directors by one position and reduce the quorum required for a meeting of directors by one director.

2.3

Each Shareholder will vote or cause to be voted the Shares held or Controlled by it so as to give full effect to the provisions of this Agreement.

2.4

Unless otherwise provided herein, the conduct of the affairs of the Company will be governed in accordance with the Articles.  A quorum required for the transaction of Business at a meeting of the Board will be two directors.  If a quorum of directors is not present at a meeting of the Board, such meeting will be adjourned until the same time the following week and such number of directors who attend the succeeding meeting will constitute a quorum for the purposes of such meeting.

2.5

The officers will hold office at the pleasure of the directors.

2.6

The Shareholders agree that any major decisions involving the Company will be decided by consultation and unanimous resolution of all the directors of the Company.  Where a Shareholder is required by law to pass a resolution to give effect to a major decision of the directors, the Shareholders will consent to such written resolutions or vote their Shares in favor of such resolution in meetings of shareholders, as the case may be, to give effect to the decision of the directors on such major decisions. For the purposes of this Section 2.6, major decisions are:

(a)

the winding up or liquidation of the Company or any of its Subsidiaries;

(b)

the Transfer or other disposition of the undertaking of the Company, or any substantial part thereof, or any of its Subsidiaries;

(c)

any increase or reduction in the authorized share structure or the issued capital of the Company;

(d)

the consolidation, merger or amalgamation of the Company or any of its Subsidiaries with any other company, undertaking, association, partnership or entity;

(e)

the approval of the Company’s budget, a review of which will undertaken on a quarterly basis;

(f)

any material deviation from the Company’s budget;

(g)

any single capital expenditure of the Company or any of its Subsidiaries which is not included in the Company’s budget in excess of US$6,250.00;

(h)

any borrowing in excess of US$10,000.00 by the Company or any of its Subsidiaries;

(i)

any loan in excess of US$10,000.00 by the Company or any of its Subsidiaries to any Person;

(j)

any transaction out of the ordinary course of the Business of the Company;

(k)

any contract, or amendment thereof, between the Company and any Shareholder or the spouse and/or children of such Shareholder and any other Person with whom the Shareholder does not deal with at “arm’s length” as that term is defined by applicable laws and regulations;

(l)

any agreement by the Company which restricts or purports to restrict, or which permits any other party to accelerate or demand the payment of any indebtedness of the Company upon, the sale, Transfer or other disposition by a Shareholder of any of its Interest;

(m)

the requirement of any further capital contributions from the Shareholders beyond those set out in Section 3.1;

(n)

the requirement of any Shareholder Loans pursuant to Section 3.4;

(o)

the appointment and removal of Auditors;

(p)

any material change in the Business;

(q)

the creation of a Subsidiary;

(r)

any payment to the Shareholders, except as otherwise provided for in this Agreement; and

(s)

any other decision as may be designated as a major decision by the Shareholders by special resolution from time to time,

provided that nothing in this Section 2.6 will be construed so as to fetter the discretion of the Board or require any director to act in a particular manner with respect to any of the foregoing matters.

2.7

The Shareholders will cause the Company to keep complete and accurate books of account and other records of the Company showing assets, liabilities, costs, expenditures, receipts, profits and losses of the Company, all in accordance with generally accepted accounting principles, consistently applied, which books and records will include and provide such other matters as the Shareholders may determine or as the Auditors may deem reasonably necessary.  Such books and records will be kept and maintained at the principal place of the Business or at such other place as the Shareholders may determine.  Such books and records will be available for inspection by any of the Shareholders (or their legal or accounting advisors) during normal business hours and each will have the right to make copies of such books and records or to extract therefrom such information as they may desire.  Each director will be provided with quarterly financial statements.  Each director has the right to conduct, at his or her own expense, an independent audit of the books and records maintained by the Company upon notifying the Company in writing not less than two Business Days prior to such audit.

2.8

All receipts and disbursements of the Company will be made to and from the Company’s bank account at the Company’s main bank, or such other bank as may be appointed by the Shareholders from time to time as the Company’s main bank.  Each director will be provided monthly with a copy of the bank statement and with copies of cancelled checks if requested.  The signing authority for the Company’s bank account will be any one of Oswald Ortiz or Joe Hicks, until changed by resolution of the Board.

2.9

The fiscal year of the Company will be determined by the Board.

3.

SHARE CAPITAL, SHAREHOLDER LOANS AND FINANCING

3.1

As of the date of this Agreement, Shares and Shareholder Loans of the Shareholders are as set out in Schedule A.

3.2

Within 15 days of execution of this Agreement by all parties, the Company will pay to MobilMedia US$625,000.00 in consideration of costs incurred by MobilMedia prior to the date of this Agreement with respect to the XMS product and technology.

3.3

Sotech agrees to invest up to an additional US$1,250,000 in the Business of the Company as follows:

These additional investment funds will be made available within 45 days of the Complete XMS product has secured at least $250,000 in commercial contracts from unaffiliated third party customers or secured 3,000 new subscribers and the XMS product has successfully exited the BETA stage of its development cycle.  The determination of the product exiting the BETA stage must be agreed upon by all parties acting in a reasonable manner.

Any funds invested by Sotech in the Business of the Company pursuant to this Section 3.3 must be used for the purposes of operations, commercialization and production of the XMS product and for no other purpose.

3.4

As of the date of this Agreement, each Shareholder has loaned money to the Company as Shareholder Loans the amounts set out in the books and records of the Company.  No Shareholder will, so long as it remains a Shareholder, demand repayment of its Shareholder Loans.  Subject to Section 3.3, any funds required from time to time by the Company will be obtained to the greatest extent possible by borrowing from a chartered bank or other institutional lender.  If the Company is unable to obtain funds by borrowing from a bank or other lender, and if approved by the Board in accordance with Section 2.6(n), the Company may make a written request to all Shareholders for a loan.  The Company’s request for a loan will be made to each Shareholder in proportion to its shareholdings of Shares.  A Shareholder will advance the money requested from it within  days of receipt of the written request for the loan.  Unless specified in the Company’s request, the Shareholder Loans will not bear interest.  The Shareholders will subordinate and postpone all Shareholder Loans to financing or other borrowing by the Company from outside sources, to the extent required by the Board.

3.5

Except as otherwise permitted by this Agreement, any repurchase of Shares by the Company, redemption of Shares or repayment of Shareholder Loans will be made on a Pro Rata basis, unless otherwise agreed to by the Shareholders.

3.6

If at any time a Shareholder (the “Indemnitor”) becomes a guarantor or a surety of, or otherwise liable for, any indebtedness or obligations of the Company (or any of its Subsidiaries) (whether such guarantee or obligation is limited, several or joint and several with a Third Party) and the incurring of such liability was made at the request of the Board, then the other Shareholder will indemnify and hold harmless the Indemnitor so that the other Shareholder will be liable and will pay its share of such indebtedness or obligation which is proportionate to the Shareholder’s holdings of Shares.

4.

RESTRICTIONS ON SHARE TRANSFER AND ENCUMBRANCES ON SHARES

4.1

Except in accordance with the terms of this Agreement, no Shareholder will Transfer any of its Shares or allow any Encumbrance to attach, affect or encumber its Shares without the prior written consent of the other Shareholder.

4.2

Notwithstanding Section 4.1, a Shareholder may at any time Transfer all or any part of its Shares to a corporation  that is Controlled by that Shareholder (a “Holdco”), provided that the Shareholder and the Holdco enter into an agreement with the Company and the other Shareholder whereby the Holdco agrees to be bound by the terms of this Agreement to the same extent and with the same rights and obligations as the Shareholder, mutatis mutandis, and that Shareholder agrees to cause the Holdco to perform its obligations hereunder and not to Transfer any shares in the Holdco or allow issuance to any other Person of any shares in the Holdco without first Transferring all Shares held by the Holdco to the Shareholder or to another Holdco and again complying with the requirements of this Section 4.2.

4.3

The Company will not issue any shares in the Company to any Person who is not a party to or who has not agreed in writing to be bound by this Agreement.

5.

OPTION TO PURCHASE

5.1

MobilMedia hereby grants to Sotech the sole and exclusive option to purchase (the “Option to Purchase”), free of all Encumbrances, all of the shares of the Company owned by MobilMedia at the time of exercise of the Option to Purchase in exchange for 65% of the issued and outstanding shares of Sotech as of the date of this Agreement, free of all Encumbrances and subject to adjustment to account for dilution caused by the sale of equity of Sotech in order to raise funds to be invested in the Company.  The Option to Purchase may be exercised by Sotech at any time during the term of this Agreement by delivery of written notice to MobilMedia.

5.2

Except as otherwise agreed to in writing by MobilMedia and Sotech, the closing of the purchase and sale pursuant to the Option to Purchase will take place at a closing to be held at 11:00 a.m., Las Vegas time, at the registered office of the Company on the day which is 30 days following the date of delivery by Sotech of its written exercise of the Option to Purchase (or if such day is not a Business Day, on the next Business Day).

5.3

At the closing referred to in Section 5.2, MobilMedia will deliver to Sotech all share certificates of the Company in the name of MobilMedia duly endorsed for transfer to Sotech, together with all other documentation reasonably requested by Sotech, and Sotech will deliver to MobilMedia share certificates in the name of MobilMedia representing 65% of the issued and outstanding shares of Sotech as of the date of this Agreement subject to any adjustment as described in Section 5.1, together with all other documentation reasonably requested by MobilMedia.

5.4

The following specific terms will apply to the transaction contemplated by Section 5.1:

(a)

notwithstanding any other term hereof, neither party will be obligated to complete the transaction if such transaction would constitute a violation of any law or regulation of any Governmental Authority;

(b)

at the time of closing, neither party shall be a Defaulting Shareholder (unless such condition is waived by the non-Defaulting Shareholder);

(c)

MobilMedia will execute and deliver, or cause to be executed and delivered, the resignation of any Persons nominated by MobilMedia as directors, officers or employees of the Company from all directorships, offices and position of employment in the Company and its Subsidiaries effective on the date of the closing;

(d)

all Shareholders will at the closing and from time to time thereafter, execute and deliver such documents, instruments, and further assurances and take such action as may reasonably be required in order to give effect to such transaction and to facilitate the continuation of the Business and affairs of the Company after such transaction has been completed;

(e)

MobilMedia will re-pay to the Company, concurrent with the completion of the disposition of its Interest, any amounts advanced by the Company to MobilMedia and which remains outstanding at such time including any amounts advanced by the Company or any of its Subsidiaries;

(f)

upon payment by MobilMedia of all amounts MobilMedia owes to the Company, the Company will deliver to MobilMedia a release, in form and in substance reasonably satisfactory to MobilMedia, of all of MobilMedia’s liabilities and obligations to the Company;

(g)

MobilMedia will deliver to the Company a release, in form and in substance reasonably satisfactory to Sotech and the Company, of all of the Company’s liabilities and obligations to MobilMedia;

(h)

MobilMedia will warrant (such warranty to survive the closing) that MobilMedia’s Interest is free of any Encumbrance, and will provide to Sotech such satisfactory assurances of same as may be reasonably required by Sotech;

(i)

Sotech will warrant (such warranty to survive the closing) that the shares of Sotech transferred to MobilMedia are free of any Encumbrance, and will provide to MobilMedia such satisfactory assurances of same as may be reasonably required by MobilMedia;

(j)

Sotech will indemnify MobilMedia from all guarantees of the obligations of the Company granted by MobilMedia. Sotech and the Company will take all reasonable steps to have MobilMedia released from all guarantees of the obligations of the Company;

(k)

upon closing, MobilMedia’s Shareholder’s Loan, if any, will be deemed to have been re-paid;

(l)

time will be of the essence; and

(m)

the transaction contemplated by Section 5.1 will be carried out in accordance with such other terms and conditions of sale as agreed to by the parties.

5.5

Upon closing of the transaction contemplated by Section 5.1, MobilMedia will be entitled to the benefit of and to be bound by only the rights and obligations which arose pursuant to this Agreement prior to disposition of its Shares.

6.

NON-COMPETITION AND CONFIDENTIALITY

6.1

So long as a Shareholder owns any Shares and for a period of two years after the Shareholder ceases to own any Shares, the Shareholder will not in any manner whatsoever:

(a)

directly or indirectly, whether as owner, shareholder (except to the extent of a less than 5% ownership interest of the outstanding shares of a publicly held corporation), agent, consultant, independent contractor or in any other capacity whatsoever of a corporation, partnership or proprietorship, compete with, or engage in, or be financially concerned or interested in, or advise, lend money to, guarantee the debts or obligation of or permit its name to be used or employed by any person engaged in or financially concerned with or interested in any business that is competitive with the Business within the world;

(b)

solicit any business from any person, firm, corporation or other entity who was a customer or client of the Business at any time prior to the date on which the Shareholder ceased to own any Shares;

(c)

solicit or entice, or attempt to solicit or entice, either directly or indirectly, any employee or contractor of the Company to become an employee or contractor of any business or enterprise that is competitive with the Business; or

(d)

do any act the probable effect of which would be to impair relations between the Company and any of its Subsidiaries and any of their respective customers, employees or contractors.

6.2

No Shareholder will in any manner whatsoever use or disclose to any Person, except to duly authorized officers and employees of the Company or its Subsidiaries, any trade secret, business data or other confidential or proprietary information acquired by reason of the Shareholder’s involvement and association with the Company or any of its Subsidiaries.

6.3

Each of the parties acknowledges that by reason of its unique knowledge of and association with the Business of the Company and its Subsidiaries, the scope of the covenants in Section 6.1 and Section 6.2 are reasonable and commensurate with the protection of the legitimate interests of the Company and that a breach by any party of any of the covenants contained in Section 6.1 and Section 6.2 would result in damages to the Company and that the

Company cannot adequately be compensated for such damages by a monetary award. The parties therefore acknowledge that in the event of any such breach, in addition to all other remedies available to the Company at law or in equity, the Company is entitled to such relief by way of restraining order, injunction, decree, declaration or otherwise as may be appropriate to ensure compliance with the provisions of Section 6.1 and Section 6.2 as may be granted by a court of competent jurisdiction and each of the parties acknowledges that the granting of such relief is fair and reasonable in the circumstances. Each of the parties further acknowledges that the covenants contained in this Section 6 continue in force even if the remainder of this Agreement is terminated for any reason whatsoever other than the agreement in writing of all the parties and is severable for such purpose.

7.

DEFAULT

7.1

A Defaulting Shareholder is not entitled to the benefit of any of the terms of this Agreement, including but not limited to the right to nominate a director, receive any notices or purchase any Shares under the terms of this Agreement.

7.2

If there is a Default, the non-defaulting Shareholder may do any one or more of the following:

(a)

pursue any remedy available to it in law or in equity, it being acknowledged by each of the Shareholders that specific performance, injunctive relief (mandatory or otherwise) or other equitable relief may be the only adequate remedy for a Default;

(b)

take all actions in its own name or in the name of the Defaulting Shareholder or the Company as may be reasonably required to cure the Default, in which event all payments, costs and expenses incurred therefor will be payable by the Defaulting Shareholder to the non-Defaulting Shareholder on demand, with interest at the Prime Rate plus  per annum, calculated and paid monthly until repayment; and

(c)

waive the Default provided, however, that a waiver of any particular Default will not operate as a waiver of any subsequent or continuing Default.

8.

TERMINATION OF AGREEMENT

8.1

This Agreement will terminate on the occurrence of any one of the following events, namely:

(a)

if the Company has a receiving order made against it, goes into bankruptcy either voluntarily or involuntarily or makes a proposal to its creditors;

(b)

if the Shareholders consent in writing to the termination hereof; or

(c)

upon closing of the transaction contemplated by Section 5.1 or any other circumstance that results in there being only one Shareholder of the Company.

9.

NOTICES

9.1

Any Person giving a notice, request, demand or other communication pursuant to this Agreement (each a “notice”) will give the notice in writing and may use one of the methods of delivery: personal delivery, nationally recognized overnight prepaid courier, prepaid registered mail, e-mail or facsimile transmission.  The party giving a notice will address the notice to the following address or number:

If to MobilMedia:	MobilMedia Attention: ____________ Facsimile No.: _____________
If to Sotech:	Sotech.net Attention: Joe Hicks Facsimile No.: ___________
If to the Company:	Qporter Inc. Attention: _____________ Facsimile No.: ______________

 (or to such other address or number as any party may specify by notice in writing to another party).

9.2

A notice is deemed to have been received as follows:

(a)

if a notice is delivered by personal delivery, on the day the notice is personally delivered to the recipient of such notice;

(b)

if a notice is delivered by nationally recognized overnight prepaid courier, on the day that is the Business Day following the day on which the notice was picked up by the courier;

(c)

if a notice is delivered by prepaid registered mail, on the day that is the third Business Day following the day on which the notice was posted;

(d)

if e-mail included as form of delivery, set out when it will be deemed to have been received;

(e)

if a notice is delivered by facsimile transmission, on the date indicated in the transmission report generated by the machine from which the facsimile was sent, unless the facsimile was sent on a day that is not a Business Day or after 4 p.m. on a Business Day, in which case the notice will be deemed to have been received on the next Business Day; and

(f)

if the recipient of the notice rejects or otherwise refuses to accept the notice, or if the notice cannot be delivered because of a change in address and the recipient has not designated a new address for delivery of notices, on the date of the rejection, refusal or inability to deliver.

10.

GENERAL PROVISIONS

10.1

Other than the Articles, all prior agreements among the parties hereto regarding the organization and affairs of the Company, the sale of any Shares under certain circumstances or any combination thereof, whether written or oral, are hereby terminated.

10.2

If there is any inconsistency or conflict between any of the provisions of this Agreement and any of the provisions of the Articles, to the extent of such inconsistency or conflict, the express provisions of this Agreement prevail; but the omission from this Agreement of any covenant, agreement, term or condition contained in the Articles will not be considered an inconsistency or conflict.

10.3

Subject to Section 10.2, the parties hereby agree to uphold and comply with the Articles, and any breach by any Shareholder of the Articles will constitute a breach of this Agreement entitling the non-defaulting Shareholder to enforce their rights under this Agreement.

10.4

If there is a dispute as to the Prime Rate in effect from time to time, the certificate of the manager or acting manager of such branch as to such rate will be accepted as conclusive evidence thereof for all purposes of this Agreement.

10.5

The parties will execute and deliver all such further documents, do or cause to be done all such further acts and things, and give all such further assurances as may be necessary to give full effect to the provisions and intent of this Agreement.

10.6

Each Shareholder will indemnify and hold harmless the other Shareholder from and against any and all claims, demands, actions and causes of action which may arise by virtue of anything done or omitted to be done by the Shareholder outside the scope of, or in breach of the terms of, this Agreement.  Any debts, liabilities or obligations of the Company or the Business for which the Shareholders or either of them are held liable will be borne by them in accordance with their proportionate shareholding in the Company; and any Shareholder who has borne in excess of such proportion will have a right of contribution from the other Shareholder.

10.7

The provisions herein contained constitute the entire agreement between the parties and supersede all previous communications, representations, and agreements, whether oral or written, between the parties with respect to the subject matter hereof, there being no representations, warranties, terms, conditions, undertakings, or collateral agreements (express, implied, or statutory), between the parties other than as expressly set forth in this Agreement.

10.8

Time is of the essence of this Agreement.

10.9

This Agreement will enure to the benefit of and be binding upon the Shareholders and the Company and their respective heirs, executors, administrators, legal personal representatives, and permitted successors and assigns.

10.10

This Agreement will be governed by and construed in accordance with the law of Nevada.  The parties irrevocably and unconditionally attorn to the exclusive jurisdiction of the courts of the State of Nevada and all courts competent to hear appeals therefrom.

10.11

Except as permitted under this Agreement, this Agreement and the rights, duties, and obligations of any party hereunder will not be assigned by any party hereto without the prior written consent of the others.

10.12

If any covenant or other provision of this Agreement is invalid, illegal, or incapable of being enforced by reason of any rule of law or public policy, then such covenant or other provision will be severed from and will not affect any other provision of this Agreement, and this Agreement will be construed as if such invalid, illegal, or unenforceable provision had never been contained in this Agreement.  All other conditions and provisions of this Agreement will, nevertheless, remain in full force and effect and no covenant or provision will be deemed dependent upon any other covenant or provision unless so expressed herein.

10.13

Except as herein otherwise provided, no subsequent alteration, amendment, change, or addition to this Agreement will be binding upon the parties unless reduced to writing and signed by the Shareholders.

10.14

Upon execution of this Agreement and thereafter whenever any new certificates are issued in exchange, addition or substitution thereof, the Shareholders will surrender to the Company for safekeeping in the minute book of the Company all certificates representing the Shares.  There will be legibly stamped or endorsed upon each certificate representing the Shares and any Shares issued in addition to or in exchange or substitution therefore, a statement as follows:

“The Shares represented by this Certificate are transferable only in compliance with and pursuant to the terms of a Shareholders Agreement dated January __, 2007 as may be amended or replaced from time to time”.

10.15

Each party has been advised and has had a reasonable opportunity to obtain independent legal advice with respect to this Agreement and has done so or has considered doing so and, in its sole judgment, has decided that it is not necessary.

THE BALANCE OF THIS PAGE IS INTENTIONALLY BLANK

IN WITNESS WHEREOF, the parties hereto have executed this Agreement under seal intending it to be binding upon them effective as of the date written on the first page of this Agreement.

MOBILMEDIA HOLDING AG Per: /s/_Walter Demuth____________ Authorized Signatory	SOTECH INC. Per: /s/ _Joe Hicks_____________ Authorized Signatory
QPORTER INC. Per: /s/__Oswald Ortiz_____________ Authorized Signatory

Schedule A
SHARES AND SHAREHOLDER LOANS

As of the date of this Agreement, the Shares and Shareholder Loans of the Shareholders are as follows:

Name of Shareholder	Number and Class of Shares	Amount of Shareholder Loans
MobilMedia Holding AG	100 Common Shares	US$0.00
SOTECH INC.	100 Common Shares	US$0.00